SUPPLEMENT DATED MAY 24, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR PSF AVANTIS BALANCED ALLOCATION PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024 for PSF Avantis Balanced Allocation Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the table in the second paragraph is deleted and replaced with the following:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
30 – 50%	50 – 70%

Form No. 15-54114-00